TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

      THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT is made on the 30th day of March, 1998 between WARNER CHILCOTT (BERMUDA) LIMITED, an exempted company incorporated under the laws of Bermuda having an address at P. O. Box HM 1022, Hamilton HMDX Bermuda ("Assignor"), and PNC BANK, NATIONAL ASSOCIATION having an office at Two Tower Center, East Brunswick, New Jersey 08816, as Agent for the Lenders under the Loan Agreement (as such terms are hereinafter defined).

      BACKGROUND. Assignor has executed and delivered on even date herewith its Continuing Limited Non-Recourse and Collateralized Guaranty (the "Guaranty") to the Lenders guarantying the Obligations of WARNER CHILCOTT, INC., a Delaware corporation (the "Borrower"), pursuant to the terms of a certain Revolving Credit and Security Agreement dated of even date herewith by and between the Borrower, PNC Bank, National Association, and one or more financial institutions named therein or which hereafter become a party thereto (together with PNC Bank, National Association, collectively, the "Lenders") and PNC Bank, National Association as the agent for the Lenders (PNC Bank, National Association in such capacity, the "Agent") (as such may be amended from time to time, the "Loan Agreement"). In order to induce the Lenders to execute and deliver the Loan Agreement, Assignor has agreed to collaterally assign to the Lenders certain trademark rights. This Agreement is being executed contemporaneously with the Loan Agreement under which the Lenders are being granted a lien on and security interest in accounts receivable, inventory, equipment and certain other assets ("Other Assets") relating to products sold under the Trademarks (as such term is defined in paragraph 1) whereby the Lenders shall have the right to foreclose on the Trademarks and the Other Assets in the event of the occurrence and continuance of an Event of Default (as such terms are defined in the Loan Agreement), in order that the Lenders or any subsequent owner of the Trademarks may continue to use the Trademarks in substantially the same manner as used by Assignor or Borrower.

      NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with the Lenders as follows:

            1. To secure the complete and timely satisfaction of all Obligations (as such term is defined in the Loan Agreement) and the liabilities of the Assignor pursuant to the Guaranty, Assignor hereby grants, assigns and conveys to the Lenders the Assignor's entire right, title and interest in and to the trademark applications and trademarks listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), including without limitation all renewals thereof, all proceeds of infringement suits, the right to sue for past, present and future infringements and all rights corresponding thereto throughout the world (all of the foregoing are collectively called the "Trademarks"), and the goodwill of the business to which each of the Trademarks relates.

            2. Assignor covenants and warrants that to the best of its knowledge (actual or constructive):

            (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

            (b)   Each of the Trademarks is valid and enforceable;

            (c) No claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

            (d) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons, other than the assignment to the Lenders pursuant to this Agreement;

            (e)   Assignor  has  the  unqualified   right  to  enter  into  this
                  Agreement and perform its terms;

            (f) Assignor has used, and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks;

            (g) Assignor has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture or use of products sold under the Trademarks; and

            (h) Assignor (along with its predecessors in interest) does not own any other Trademarks and/or patents, trade names, service marks or other intangible assets which are registered with the United States Patent and Trademark Office in Washington, D.C.

            3. Assignor hereby grants to the Lenders and its employees and agents upon reasonable notice the right to visit Assignor's facilities which maintain or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto. Assignor shall do any and all acts reasonably required by the Lenders to ensure Assignor's compliance with paragraph 2(g).

            4. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without the Lenders' prior written consent, such consent not to be unreasonably withheld.

            5. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new trademarks or trademark applications the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give the Lenders prompt written notice thereof.

            6. Assignor authorizes the Lenders to modify this Agreement by amending Schedule A to include any future trademarks and trademark applications covered by paragraphs 1 and 5.

            7. Unless and until there shall have occurred an Event of Default, the Lenders hereby grant to Assignor the exclusive, nontransferable right and license to use the Trademarks on and in connection with products sold by Assignor or Borrower, for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this paragraph 7, without the prior written consent of the Lenders which consent shall not be unreasonably withheld.

            8. If any Event of Default shall have occurred, Assignor's license under the Trademarks, as set forth in paragraph 7, shall terminate forthwith, and the Lenders shall have, in addition to all other rights and remedies given to them by this Agreement and the Loan Agreement, those rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located and, without limiting the generality of the foregoing, the Lenders may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon in a commercially reasonable manner, all or from time to time any of the Trademarks, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks all reasonable expenses (including all reasonable expenses for broker's fees and legal services), may apply the residue of such proceeds to the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Trademarks shall be given to Assignor at least five (5) Business Days (as such term is defined in the Loan Agreement) before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which notice Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Lenders or the holder of any of the notes or other instruments evidencing the Obligations may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right or equity of redemption on the part of Assignor, which right and equity of redemption are hereby waived and released.

            9. At such time as Borrower shall completely satisfy all of the Obligations, this Agreement shall terminate and the Lenders shall execute and deliver to Assignor at Assignor's expense all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Trademarks, subject to any disposition thereof which may have been made by the Lenders pursuant hereto.

            10. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including reasonable attorney fees and legal expenses incurred by the Lenders in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Trademarks, in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, or in the enforcement by the Lenders of any of its rights or remedies under this Agreement, the Guaranty, the Loan Agreement or any Other Document (as such term is defined in the Loan Agreement) shall be borne and paid by Assignor on demand by the Lenders and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the Default Rate (as such term is defined in the Loan Agreement).

            11. Assignor shall have the duty, through counsel reasonably acceptable to the Lenders, to prosecute diligently any trademark applications of the Trademarks pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Assignor. The Assignor shall not abandon any Trademark without the consent of the Lenders, which consent shall not be unreasonably withheld.

            12. Assignor shall have the right to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Trademarks, in which event the Lenders may, if necessary, be joined as a nominal party to such suit if Lenders shall have been satisfied that they are not incurring any risk of liability because of such joinder. Assignor shall promptly, upon demand, reimburse and indemnify Lenders for all damages, costs and expenses, including attorney fees, incurred by Lenders in the fulfillment of the provisions of this paragraph 12. The obligations of the Assignor under this paragraph 12 shall survive the termination of this Agreement.

            13. In the event of the occurrence of a Default or an Event of Default under the Loan Agreement, Assignor hereby authorizes and empowers the Lenders to make, constitute and appoint any officer or agent of the Lenders as the Lenders may select, in its sole discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for the Lenders to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or necessary for Lenders to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

            14. If Assignor fails to comply with any of its obligations hereunder, the Lenders may do so in Assignor's name or in the Lenders' name, but at Assignor's expense, and Assignor hereby agrees to reimburse the Lenders in full for all expenses, including reasonable attorney's fees, incurred by the Lenders in protecting, defending and maintaining the Trademarks.

            15. No course of dealing between Assignor and the Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Lenders, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            16. All of the Lenders' rights and remedies with respect to the Trademarks, whether established hereby or by the Guaranty or Loan Agreement, or by any other agreement(s) or by law shall be cumulative and may be exercised singly or concurrently.

            17. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

            18. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 6.

            19. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

            20. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New Jersey.

            21. THE PARTIES HERETO AGREE TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW JERSEY IN CONNECTION WITH ANY MATTER ARISING HEREUNDER, INCLUDING THE COLLECTION AND ENFORCEMENT HEREOF.

            THE ASSIGNOR AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE LENDERS. THIS WAIVER IS MADE KNOWINGLY AND IN CONSIDERATION OF THE ADVANCES MADE UNDER THE LOAN AGREEMENT.

            22. This Agreement, the Guaranty, the Other Documents and the other Loan Documents embody the entire agreement and understanding between the Assignor and the Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

      WITNESS the execution hereof under seal as of the day and year first above written.

                                         WARNER CHILCOTT (BERMUDA) LIMITED

                                         /s/Kevin Insley
                                         ---------------------------------------
                                         KEVIN INSLEY,    Vice President

-----------------------
[SEAL]

                                         PNC BANK, NATIONAL ASSOCIATION
                                         As Agent

                                         /s/David L. Raphaels
                                         ---------------------------------------
                                         DAVID L. RAPHAELS, Vice President